B. Organization, Business and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Sep. 30, 2016
B. Organization Business And Summary Of Significant Accounting Policies Policies
Organization

The accompanying audited consolidated financial statements include the accounts of Aeolus Pharmaceuticals, Inc. and its wholly-owned subsidiary, Aeolus Sciences, Inc. (collectively "we," "us," "Company" or "Aeolus"). All significant intercompany accounts and transactions have been eliminated in consolidation.  Aeolus is a Delaware corporation. The Company's primary operations are located in Mission Viejo, California.

Business

Aeolus is developing a new class of broad-spectrum, catalytic antioxidant compounds based on technology discovered at Duke University and National Jewish Health.  The Company's lead compound, 10150, is a metalloporphyrin specifically designed to neutralize reactive oxygen and nitrogen species. The Company is developing 10150 as a medical countermeasure against the pulmonary effects of radiation exposure under a contract ("BARDA Contract") valued at up to $118.4 million with the Biomedical Advanced Research and Development Authority ("BARDA"), a division of the Department of Health and Human Services ("HHS").  Additionally, Aeolus receives development support from the National Institutes of Health ("NIH") for development of the compound as a medical countermeasure against radiation and chemical exposure.

Basis of Presentation

The consolidated financial statements include the accounts of Aeolus and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated. The Company uses the equity method to account for its 35% ownership interest in CPEC, which is further discussed in Note D.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates include revenue recognition, allowance for doubtful accounts and stock-based compensation. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company invests available cash in short-term bank deposits. Cash and cash equivalents include investments with maturities of three months or less at the date of purchase. The carrying value of cash and cash equivalents approximate their fair market value at September 30, 2016 and 2015 due to their short-term nature. Also, the Company maintains cash balances with financial institutions in excess of federally insured limits. The Company does not anticipate any losses with such cash balances.

Significant customer and accounts receivable

For the years ended September 30, 2016 and 2015, the Company’s only customer was BARDA. For the years ended September 30, 2016 and 2015, revenues from BARDA comprised 100% of total revenues. As of September 30, 2016 and 2015, the Company’s receivable balances were comprised 100% from this customer. Unbilled accounts receivable, included in accounts receivable, totaling $490,000 and $589,000 as of September 30, 2016 and 2015, respectively, relate to work that has been performed, though invoicing has not yet occurred. All of the unbilled receivables are expected to be billed and collected within the next year. Accounts receivable are stated at invoice amounts and consists of amounts due from the BARDA Contract. If necessary, the Company records a provision for doubtful receivables to allow for any amounts which may be unrecoverable. This provision is based upon an analysis of the Company’s prior collection experience, customer creditworthiness and current economic trends. As of September 30, 2016 and 2015, an allowance for doubtful accounts was not recorded as the collection history from the Company’s customers indicated that collection was probable.

Concentrations of credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company places its cash and cash equivalents with high quality financial institutions. Management believes that the financial risks associated with its cash and cash equivalents and investments are minimal. Because accounts receivable consist entirely of amounts due from the U.S. federal government agencies, management deems there to be minimal credit risk.

Revenue Recognition

Aeolus recognizes revenue in accordance with the authoritative guidance for revenue recognition.  Revenue is recognized when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery (or passage of title) has occurred or services have been rendered, (iii) the seller's price to the buyer is fixed or determinable, and (iv) collectability is reasonably assured.

The BARDA Contract is classified as a "cost-plus-fixed-fee" contract. Aeolus recognizes government contract revenue in accordance with the authoritative guidance for revenue recognition including the authoritative guidance specific to federal government contracts. Reimbursable costs under the contract primarily include direct labor, subcontract costs, materials, equipment, travel, and indirect costs.

Aeolus estimates subcontractor costs, materials and related revenue for some vendors when invoices are not received timely. We receive regular updates from our subcontractors regarding estimated completion of individual projects. Management evaluates the status of each project with respect to budgeted work completed, actual work completed, and cost of actual work completed. We are required to provide BARDA with monthly reports in addition to our bi-weekly conference calls with BARDA regarding the progress of each project.

In addition, we receive a fixed fee on consultant labor and subcontract labor under the BARDA Contract, which is unconditionally earned as allowable costs are incurred and is not contingent on success factors. Reimbursable costs under this BARDA Contract, including the fixed fee, are generally recognized as revenue in the period the reimbursable costs are incurred and become billable.

Fair Value of Financial Instruments

The carrying amounts of financial instruments, which include cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities, debt, and redemption liability, approximate their fair values due to their short maturities.

Fair Value Measurements

The Company adopted Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures, for financial and non-financial assets and liabilities.

ASC 820 discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow) and the cost approach (cost to replace the service capacity of an asset or replacement cost). The Company utilizes the market approach. The statement utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those three levels:

•	Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.
•	Level 2: Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

•	Level 3: Unobservable inputs that reflect the reporting entity's own assumptions.

The redemption liability, discussed further at Note F. Debt, is measured at fair market value on a recurring basis as of September 30, 2015 and is summarized below (in thousands):

Fair value at September 30, 2015
Level 1	Level 2	Level 3
$—	$275	$—

The following table summarizes, as of September 30, 2016, the redemption liability activity subject to Level 2 inputs which are measured on a recurring basis:

Fair value measurement of redemption liability
Balance at September 30, 2015	$275
Conversion of convertible promissory notes with redemption feature	(275)
Change in fair value of redemption liability	—
Balance at September 30, 2016	$—

Research and Development	Research and development costs are expensed in the period incurred.
Leases

The Company leases office space and office equipment under month to month operating lease agreements. For the years ended September 30, 2016 and 2015, total rent expense was approximately $42,000 and $42,000, respectively.

Income Taxes

 The Company recognizes liabilities or assets for the deferred tax consequences of temporary differences between the tax bases of assets or liabilities and their reported amounts in the financial statements. These temporary differences will result in taxable or deductible amounts in future years when the reported amounts of the assets or liabilities are recovered or settled. A valuation allowance is established when management determines that it is more likely than not that all or a portion of a deferred tax asset will not be realized. Management evaluates the Company's ability to realize its net deferred tax assets on a quarterly basis and valuation allowances are provided, as necessary. During this evaluation, management reviews its forecasts of income in conjunction with other positive and negative evidence surrounding the Company's ability to realize its deferred tax assets to determine if a valuation allowance is required. Adjustments to the valuation allowance will increase or decrease the Company's income tax provision or benefit. Management also applies the relevant guidance to determine the amount of income tax expense or benefit to be allocated among continuing operations, discontinued operations, and items charged or credited directly to stockholders' equity (deficit).

A tax position must meet a minimum probability threshold before a financial statement benefit is recognized. The minimum threshold is a tax position that is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation process, based on the technical merits of the position. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense.

Net Income (Loss) Per Common Share

The Company computes basic net income (loss) per weighted average share attributable to common stockholders using the weighted average number of shares of common stock outstanding during the period. The Company computes diluted net income (loss) per weighted average share attributable to common stockholders using the weighted average number of shares of common and dilutive potential common shares outstanding during the period. Potential common shares outstanding consist of stock options, warrants and convertible preferred stock using the treasury stock method and are excluded if their effect is anti-dilutive. Diluted weighted average common shares did not include any incremental shares for the fiscal year ended September 30, 2016 and 2015. Diluted weighted average common shares excluded incremental shares from common and preferred shares and warrants of approximately 85,606,000 and 29,536,000 for the fiscal year 2016 and 2015, respectively, due to their anti-dilutive effect.

	In thousands, except per share data
	Fiscal Year Ended September 30,
	2016	2015
Numerator:
Net loss	$(3,558)	$(2,628)
Less deemed dividend on Series C preferred stock	(2,486)	—
Net loss attributable to common stockholders – basic	$(6,044)	$(2,628)

Net loss attributable to common stockholders – diluted	$(6,044)	$(2,628)
Denominator:
Weighted-average shares used in computing net loss per share attributable to common stockholders – basic	148,668	135,883
Effect of potentially dilutive securities:
Common stock warrants	—	—
Convertible preferred warrants	—	—
Convertible preferred stock	—	—
Common stock options	—	—
Non-participating common stock warrants	—	—
Weighted-average shares used in computing net loss per share attributable to common stockholders – diluted	148,668	135,883
Basic net loss per common share	$(0.04)	$(0.02)
Diluted net loss per common share	$(0.04)	$(0.02)

Accounting for Stock-Based Compensation	The Company recognizes stock-based compensation expense in the statement of operations based upon the fair value of the equity award amortized over the vesting period.
Segment Reporting	The Company currently operates in one segment.